UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Progress Software Press Release dated 9-16-2004

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On September 16, 2004, Progress Software Corporation issued a press release announcing financial results for its fiscal third quarter ended August 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated September 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004	Progress Software Corporation
	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and Administration and Chief Financial Officer